                                                                  Exhibit 10(bb)

                                CARSEN GROUP INC.

                                   as Borrower

                                       and

                             CANTEL INDUSTRIES INC.

                                  as Guarantor

                                       and

                             NATIONAL BANK OF CANADA

                                    as Lender

--------------------------------------------------------------------------------


                         FOURTH LOAN AMENDING AGREEMENT

                                  MAY 11, 1999

--------------------------------------------------------------------------------









                                STIKEMAN, ELLIOTT

                         FOURTH LOAN AMENDING AGREEMENT

         Fourth Loan Amending Agreement dated May 11, 1999 between Carsen Group Inc. (the "BORROWER"), Cantel Industries, Inc. ("CANTEL") and National Bank of Canada, (the "LENDER").

         RECITALS:

(1) The Borrower, Cantel and the Lender are parties to a loan agreement dated October 29, 1993 (the "Original LOAN AGREEMENT") pursuant to which the Lender has agreed to make certain extensions of credit to the Borrower on the terms and conditions contained therein and Cantel agreed to make certain commitments with respect to the Borrower's obligations to the Lender;

(2) The Borrower, Cantel and the Lender amended the Original Loan Agreement pursuant to loan amending agreements dated August 28, 1995, April 19, 1996 and March 7, 1997 (collectively, the "AMENDING AGREEMENTS") (the Original Loan Agreement as amended by the Amending Agreements is hereinafter referred to as the "LOAN AGREEMENT");

(3) Section 8.05 of the Loan Agreement provides, INTER ALIA, that no amendment or waiver of any provision of the Loan Agreement shall be effective unless consented to in writing by the Lender; and

(4) The Borrower has requested that the Lender, INTER ALIA, (i) extend the Repayment Date to December 31, 2002; (i) provide for LIBOR Advances; and (ii) amend the fees applicable to Letters of Credit, and the Lender has agreed to permit such amendments to the Loan Agreement on the terms and conditions set forth in this fourth amending agreement.

         In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the parties agree as follows:

                                   ARTICLE 1

                                 INTERPRETATION

SECTION 1.1       DEFINED TERMS.

         As used in this Agreement, the following terms have the following meanings:

         "FOURTH AMENDING AGREEMENT", "HEREIN", "HEREBY", "HEREOF" and similar expressions mean or refer to this fourth loan amending agreement.

SECTION 1.2       LOAN AGREEMENT.

         Capitalized terms used in this amending agreement and not otherwise defined have the meanings specified in the Loan Agreement.

SECTION 1.3       HEADINGS, ETC.

         The division of this Fourth Amending Agreement into Articles and Sections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

                                   ARTICLE 2

                        AMENDMENTS TO THE LOAN AGREEMENT

SECTION 2.1       AMENDMENTS TO SECTION 1.01 OF THE LOAN AGREEMENT.
         Section 1.1 of the Loan Agreement is amended effective as of this date as follows:

         (a) The definition of "ADVANCES" in Section 1.01 of the Loan Agreement is deleted and the following is substituted:

                  "ADVANCES" means any advances under the Credit Facility and "ADVANCE" means any one of such advances. Advances may be denominated in Canadian Dollars (a "CANADIAN DOLLAR ADVANCE") or in U.S. Dollars (a "U.S. DOLLAR ADVANCE"). A U.S. Dollar Advance may be designated a "LIBOR RATE ADVANCE" or a "U.S. BASE RATE ADVANCE". Each of a LIBOR Rate Advance, a Canadian Dollar Advance and a U.S. Base Rate Advance is a "TYPE" of Advance.

         (b) After the definition of "Letter of Guarantee" and before the definition of "Loan Documents", the following definitions are added:

                  "LIBOR INTEREST PERIOD" means, for each LIBOR Rate Advance, a period which commences (i) in the case of the initial LIBOR Interest Period, on the date the Advance is made, and (ii) in the case of any subsequent LIBOR Interest Period, on the last day of the immediately preceding LIBOR Interest Period, and which ends, in either case, on the day selected by the Borrower in the applicable Notice of Borrowing or Notice of Interest Rate Election. The duration of each LIBOR Interest Period shall be 1, 2, 3 or 6 months (or such shorter or longer period as may be approved by the Lender), unless the last day of a LIBOR Interest Period would otherwise occur on a day other than a Business Day, in which case the last day of such LIBOR Interest Period shall be extended to occur on the next Business Day, or if such extension would cause the last day of such LIBOR Interest Period to occur in the next calendar month, the last day of such LIBOR Interest Period shall occur on the preceding Business Day.

                  "LIBOR RATE" means, for each LIBOR Interest Period for each LIBOR Rate Advance, the annual rate of interest (expressed on the basis of a 360-day year) equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum) of the rates per annum which leading banks in the London interbank markets are offering deposits in the relevant currency and amount for a period equal to the relevant LIBOR Interest Period, on the day which is two Business Days before the first day of such LIBOR Interest Period.

         (c) The definition of "REPAYMENT DATE" in Section 1.01 of the Loan Agreement is deleted and the following is substituted:

                  "REPAYMENT DATE" means, in respect of repayment of all Accommodations made hereunder, December 31, 2002.

SECTION 2.2       AMENDMENTS TO SECTION 2.01 OF THE LOAN AGREEMENT.

         Section 2.01(2) of the Loan Agreement is amended effective as of this date by adding after the first sentence of Section 2.01(2) the following sentence:

         "Notwithstanding the preceding sentence, each LIBOR Rate Advance shall be in a minimum amount of U.S. $500,000 and in integral multiples of U.S. $100,000."

SECTION 2.3       AMENDMENTS TO SECTION 2.03 OF THE LOAN AGREEMENT.

         Section 2.03 of the Loan Agreement is deleted effective as of this date and the following is substituted:

         "(1) Each Advance shall initially be the Type of Advance specified in the applicable Notice of Borrowing and shall bear interest at the rate applicable to such Type of Advance, determined as provided in Sections 2.06, 2.07 and 2.07A until (i) in the case of a LIBOR Rate Advance, the end of the initial LIBOR Interest Period specified in the Notice of Borrowing, (ii) in the case of any other Type of Advance, the date on which the Advance is repaid in full or is changed to another Type of Advance pursuant to Section 2.03(3).

         (2) Subject to availability, the Borrower may elect to (i) change any Advance to another Type of Advance in accordance with Section 2.03(3) ,
         (A) in the case of a Canadian Dollar Advance or a U.S. Base Rate Advance, as of any Business Day, and (B) in the case of a LIBOR Rate Advance, as of the last day of the LIBOR Interest Period applicable to the LIBOR Rate Advance, or,

         (ii) continue any LIBOR Rate Advance for a further LIBOR Interest Period beginning on the last day of the then current LIBOR Interest Period in accordance with Section 2.03(3). If the Borrower elects to change any Advance to another Type of Advance, the amount of the Advance in the new currency shall be the Equivalent Cdn. $ Amount or the Equivalent U.S. $ Amount, as the case may be, of the Advance in the prior currency, determined as of the effective date of the change.

         (3) Each election to change from one Type of Advance to another Type of Advance or to continue a LIBOR Rate Advance for a further LIBOR Interest Period shall be made on at least two Business Days' notice, given, in each case, not later than 12:00 noon (Toronto time) by the Borrower to the Lender. Each such notice (a "NOTICE OF INTEREST RATE ELECTION") shall be in writing by the Borrower. In the event of a conflict between the Lender's record of such Interest Rate Election made by telephone and any written Interest Rate Election, the Lender's record shall prevail and the Borrower hereby waives its rights, if any, to dispute the terms of such record absent the existence of any manifest error. If the Borrower fails to deliver a Notice of Interest Rate Election to the Lender for any LIBOR Rate Advance as provided in this Section 2.03(3), the LIBOR Rate Advance shall be converted (as of the last day of the applicable LIBOR Interest Period) to and be outstanding as a U.S. Base Rate Advance. The Borrower shall not select a LIBOR Interest Period which conflicts with the definition of LIBOR Interest Period in Section 1.01 or with the repayment pursuant to
         Section 2.05.

         (4) Each Interest Rate Election shall specify, with respect to the outstanding Advances to which such Interest Rate Election applies the new Type of Advance selected and the date on which such change is to be made, and be substantially in the form of Schedule 7. Such conversion or any such conversion under this Section 2.03 shall not constitute a repayment under Section 2.05. Each Interest Rate Election shall be irrevocable and binding upon the Borrower."

SECTION 2.4       AMENDMENTS TO SECTION 2.04 OF THE LOAN AGREEMENT.

         Section 2.04 of the Loan Agreement is deleted effective as of this date and the following is substituted:

         "(1) If, at any time during the term of this Agreement, the Lender acting in good faith determines (which determination shall be final, conclusive and binding upon the Borrower) that:

         (a) adequate and fair means do not exist for ascertaining the rate of interest on a LIBOR Rate Advance;

         (b) the LIBOR Rate does not accurately reflect the effective cost to the Lender of making, funding or maintaining a LIBOR Rate Advance and the costs to the Lender are increased or the income receivable by the Lender is reduced in respect of a LIBOR Rate Advance;

         (c) the making, funding or maintaining of a LIBOR Rate Advance or a portion thereof by the Lender has become impracticable by reason of circumstances which materially and adversely affect the London interbank market; or

         (d) deposits of U.S. Dollars are not available to the Lender in the London interbank market in sufficient amounts in the ordinary course of business for the applicable Lender to make, fund or maintain a LIBOR Rate Advance during the LIBOR Interest Rate Period;

         the Lender shall promptly notify the Borrower setting forth the basis of that determination and the Borrower hereby instructs the Lender to repay the affected LIBOR Rate Advance with the proceeds of a U.S. Base Rate Advance in the amount of the LIBOR Rate Advance, to be drawn down on the date of such repayment. The Lender shall not be required to make any further LIBOR Rate Advance available under this Agreement so long as any of the circumstances referred to in this 2.04(1) continue.

         (2) If the Lender, acting reasonably, determines which determination shall be final, conclusive and binding upon the Borrower, and notifies the Borrower that (i) by reason of circumstances affecting financial markets inside or outside of Canada, deposits of U.S. Dollars are unavailable to the Lender, (ii) adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided in the definition of LIBOR Rate or U.S. Base Rate, as the case may be,
         (iii) the making or continuation of any U.S. Dollar Advances has been made impracticable or unlawful (y) by the occurrence of a contingency (other than a mere increase in rates payable by the Lender to fund the Advances) which materially and adversely affects the funding of the Credit Facility at any interest rate computed on the basis of the LIBOR Rate or the U.S. Base Rate, as the case may be, or (z) by reason of a change since the date of this Agreement in any applicable law or governmental regulation, guideline or order or in the interpretation thereof by any Official Body affecting the Lender, or any relevant financial market which results in the LIBOR Rate or the U.S. Base Rate, as the case may be, no longer representing the effective cost to the Lenders of deposits in such market for the relevant period, or (iv) any change to present law, or any future law, regulation, order, treaty, or official directive (whether or not having the force of law), or any change therein or in the interpretation or application thereof by any to its obligations in respect of U.S. Dollar Advances as contemplated hereby, then:

         (a) The right of the Borrower to select U.S. Dollar Advances shall be suspended until the Lender determines that the circumstances causing the suspension no longer exist and the Lender so notifies the Borrower;

         (b) If a LIBOR Rate Advance is already outstanding at any time when the right of the Borrower to select LIBOR Rate Advances is suspended, it and all other LIBOR Rate Advances in the same Borrowing shall become U.S. Base Rate Advances on the last day of the then current Interest Period (or on such earlier date as may be required to comply with any applicable law, rule, regulation, judgment or order) or, if the Borrower does not have the right to select U.S. Base Rate Advances at such time, the LIBOR Rate Advance shall become a Canadian Dollar Advance on the last day of the then current LIBOR Interest Period applicable to it (or on such earlier date as may be required to comply with any applicable law, rule, regulation, judgment or order) in a principal amount equal to the Equivalent Cdn. $ Amount of the LIBOR Rate Advance determined on the date on which the Advance becomes denominated in Canadian Dollars; and

         (c) If any U.S. Dollar Advance is already outstanding at any time when the right of the Borrower to select U.S. Dollar Advances is suspended, it and all other U.S. Dollar Advances included in the same Borrowing shall become Canadian Dollar Advances (i) in the case of a LIBOR Rate Advance, on the last day of the then current LIBOR Interest Period (or on such earlier date as may be required to comply with any applicable law, rule or regulation), and (ii) in the case of a U.S. Base Rate Advance, immediately, in a principal amount equal, in each case, to the Equivalent Cdn. $ Amount of the related U.S. Dollar Advance determined on the date on which the Advance becomes denominated in Canadian Dollars.

SECTION 2.5       ADDITION OF SECTION 2.07A TO THE LOAN AGREEMENT.

         After Section 2.07 and before Section 2.08, the following Section 2.07A is added:

         "SECTION 2.07A INTEREST ON LIBOR ADVANCES. Subject to Section 2.08, the Borrower shall pay interest on the unpaid principal amount of each LIBOR Advance made to it from the date of such LIBOR Advance until such principal amount shall be repaid in full for every period commencing on the tenth day following delivery of Quarterly Financial Statements (the "Prior Financial Statements") by the Borrower and ending on the ninth date following the next following delivery of Quarterly Financial Statements by the Borrower, at a rate per annum determined as follows:

            (i) where the Borrower's Debt to Equity ratio, as indicated by the Prior Financial Statements, is equal or more than 1.5:1, the sum of the LIBOR Rate in effect from time to time plus 1.75%; and

            (ii) where the Borrower's Debt to Equity ratio, as indicated by the Prior Financial Statements, is equal or more than 1:1 but less than 1.5:1, the sum of the LIBOR Rate in effect from time to time plus 1.5%; and

            (iii) where the Borrower's Debt to Equity ratio, as indicated by the
                  Prior Financial Statements, is equal or more than 0.5:1 but less than 1:1, the sum of the LIBOR Rate in effect from time to time plus 1.25%; and

            (iv) where the Borrower's Debt to Equity ratio, as indicated by the Prior Financial Statements, is less than 0.5:1, the sum of the LIBOR Rate in effect from time to time plus 1.00%,

         in each case, calculated and payable (i) on the ninetieth day, if any, of the LIBOR Interest Period, and (ii) on the last day of the LIBOR Interest Period." Any amount of principal of or interest on any such LIBOR Advance which is not paid when due (whether at stated maturity, acceleration or otherwise) shall bear interest (both before and after judgment), from the date on which such amount is due until such amount is paid in full, payable on demand calculated and payable as provided in Section 2.07.

SECTION 2.6       AMENDMENTS TO SECTION 2.07 OF THE LOAN AGREEMENT.

         Section 2.07 of the Loan Agreement is amended effective as of this date by replacing each reference in Section 2.07 to "U.S. Dollar Advance" with "U.S. Base Rate Advance".

SECTION 2.7       AMENDMENTS TO SECTION 2.10 OF THE LOAN AGREEMENT.

         Section 2.10 of the Loan Agreement is amended effective as of this date by deleting the first sentence of Section 2.10(3) and substituting the following:

                  "All computations of interest shall be made by the Lender (i) if based on the Prime Rate or the U.S. Base Rate, on the basis of a year of 365 or 366 days, as the case may be, or (ii) if based on the LIBOR Rate, on the basis of a year of 360 days, in each case for the actual number of dates (including the first day but excluding the last day) occurring in the period for which such interest is payable."

SECTION 2.8       AMENDMENTS TO SECTION 2.15 OF THE LOAN AGREEMENT.

         Section 2.15 of the Loan Agreement is amended effective as of this date by replacing "1.25%" in the third line with "1.00%".

SECTION 2.9       AMENDMENTS TO SECTION 4.02 OF THE LOAN AGREEMENT.

         Section 4.02 of the Loan Agreement is amended effective as of this date by deleting clause 4.02(1)(iv) in its entirety.

SECTION 2.10      AMENDMENTS TO SECTION 7.01 OF THE LOAN AGREEMENT.

         Section 7.01 of the Loan Agreement is amended effective as of this date by deleting clause 7.01(o) in its entirety.

                                   ARTICLE 3

                                  MISCELLANEOUS

SECTION 3.1       REPRESENTATIONS AND WARRANTIES; NO DEFAULT.

         On and as of the date of the execution of this Fourth Amending Agreement and after giving effect to this Fourth Amending Agreement, the Borrower and Cantel, jointly and severally (i) confirm, reaffirm and restate the representations and warranties set forth in Article 5 of the Loan Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case the Borrower and Cantel jointly and severally confirm, reaffirm and restate such representations and warranties for such earlier date in all material respects, provided that the references therein shall be deemed to be the Loan Agreement as amended by this Fourth Amending Agreement; and (ii) represent that no Default or Event of Default has occurred and is continuing.

SECTION 3.2       INCORPORATION OF THE LOAN AGREEMENT.

         This Fourth Amending Agreement is supplemental to and shall henceforth be read in conjunction with the Loan Agreement, and the Loan Agreement and this Fourth Amending Agreement shall henceforth have effect so far as practicable as if all the provisions thereof and hereof were contained in one instrument.

SECTION 3.3       REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

         On and after this date, each reference in the Loan Agreement to "this Agreement" and each reference to the Loan Agreement in the Loan Documents and any and all other agreements, documents and instruments delivered by the Lender, the Borrower or any other Person shall mean and be a reference to the Loan Agreement as amended by this Fourth Amending Agreement. Except as specifically amended by this Fourth Amending Agreement, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 3.4       CONFIRMATION OF SECURITY.

         The Borrower hereby confirms that the Security Documents to which it is a party continue to remain in full force and effect, unamended, for the benefit of the Lender and continue to extend to all liabilities of the Borrower under the Loan Agreement as amended hereby.

SECTION 3.5       CONFIRMATION OF GUARANTEE.

         Cantel hereby confirms that the Letter of Guarantee remains in full force and effect, unamended, for the benefit of the Lender and continues to extend to all liabilities and obligations of the Borrower under the Loan Agreement as amended hereby.

SECTION 3.6       NO WAIVER, ETC.

         The execution, delivery and effectiveness of this amending agreement shall not, except as expressly provided, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 3.7       EXPENSES.

         The Borrower shall be obliged to reimburse the Lender for all its reasonable costs and expenses (including without limitation, reasonable legal expenses) incurred in connection with the preparation, execution and delivery of this Fourth Amending Agreement.

SECTION 3.8       GOVERNING LAW.

         This amending agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

SECTION 3.9       ASSIGNMENT.

         Subject to the restrictions on assignment and transfer contained in the Loan Agreement, this Fourth Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

SECTION 3.10      COUNTERPARTS.

         This amending agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF the parties have executed this Amending Agreement.

                                      CARSEN GROUP INC.


                                      By: /s/ William J. Vella
                                         --------------------------------
                                          Name: William J. Vella
                                          Title: President

                                      CANTEL INDUSTRIES, INC.


                                      By: /s/ James P. Reilly
                                         --------------------------------
                                          Name: James P. Reilly
                                          Title: President


                                      NATIONAL BANK OF CANADA


                                      By: /s/ William Crossland  /s/ Jon Clarke
                                         --------------------------------------
                                          Name: William Crossland    Jon Clarke
                                          Title: Sr. Manager         Manager